Financial Income (Expenses), Net	12 Months Ended
Dec. 31, 2013
Financial Income (Expenses), Net [Abstract]
Financial Income (Expenses), Net
Note 11 - Financial Income (Expenses), Net

	Year ended December 31
	2011	2012	2013
	US$ thousands

Interest income	1,292	1,360	1,290
Interest expenses	(499)	(561)	(643)
Exchange rate differences, net	(231)	96	(89)
Bank charges	(123)	(143)	(154)

	439	752	404